Explanation of Responses

Name:	Citadel Equity Fund Ltd.

Address:	c/o Citadel Investment Group, L.L.C. 131 S. Dearborn Street, 32nd Floor Chicago, Illinois 60603

Issuer and Ticker Symbol:	Idaho General Mines, Inc. [GMO]

Date of Event Requiring Statement:	8/31/2007

Explanation of Responses:

Citadel Limited Partnership is the trading manager of Citadel Equity Fund Ltd. and Citadel Derivatives Group LLC and consequently has voting control and investment discretion over securities held by Citadel Equity Fund Ltd. and Citadel Derivatives Group LLC, and may be deemed to indirectly control Citadel Equity Fund Ltd. and Citadel Derivatives Group, LLC Citadel Investment Group, L.L.C. is the general partner of Citadel Limited Partnership. Kenneth Griffin is the President and Chief Executive Officer of, and the owner of a controlling interest in, Citadel Investment Group, L.L.C.

CITADEL EQUITY FUND LTD.

By:    Citadel Limited Partnership, its Portfolio Manager

By:    Citadel Investment Group, L.L.C., its General Partner

By: /s/ John C. Nagel
John C. Nagel,
Director and Associate General Counsel

JOINT FILER INFORMATION

Name:	Citadel Investment Group, L.L.C.

Address:	131 S. Dearborn Street, 32nd Floor Chicago, Illinois 60603

Designated Filer:	Citadel Equity Fund Ltd.

Issuer and Ticker Symbol:	Idaho General Mines, Inc. [GMO]

Date of Event Requiring Statement:	8/31/2007

CITADEL INVESTMENT GROUP, L.L.C.

By: /s/ John C. Nagel
John C. Nagel,
Director and Associate General Counsel

JOINT FILER INFORMATION

Name:	Citadel Limited Partnership

Address:	c/o Citadel Investment Group, L.L.C. 131 S. Dearborn Street, 32nd Floor Chicago, Illinois 60603

Designated Filer:	Citadel Equity Fund Ltd.

Issuer and Ticker Symbol:	Idaho General Mines, Inc. [GMO]

Date of Event Requiring Statement:	8/31/2007

CITADEL LIMITED PARTNERSHIP

By:    Citadel Investment Group, L.L.C., its General Partner

By: /s/ John C. Nagel
John C. Nagel,
Director and Associate General Counsel

JOINT FILER INFORMATION

Name:	Citadel Derivatives Group LLC

Address:	c/o Citadel Investment Group, L.L.C. 131 S. Dearborn Street, 32nd Floor Chicago, Illinois 60603

Designated Filer:	Citadel Equity Fund Ltd.

Issuer and Ticker Symbol:	Idaho General Mines, Inc. [GMO]

Date of Event Requiring Statement:	8/31/2007

CITADEL DERIVATIVES GROUP LLC

By:    Citadel Limited Partnership, its Managing Member

By:    Citadel Investment Group, L.L.C., its General Partner

By: /s/ John C. Nagel
John C. Nagel,
Director and Associate General Counsel

JOINT FILER INFORMATION

Name:	Kenneth Griffin

Address:	c/o Citadel Investment Group, L.L.C. 131 S. Dearborn Street, 32nd Floor Chicago, Illinois 60603

Designated Filer:	Citadel Equity Fund Ltd.

Issuer and Ticker Symbol:	Idaho General Mines, Inc. [GMO]

Date of Event Requiring Statement:	8/31/2007

By:  /s/ John C. Nagel
John C. Nagel, attorney-in-fact*

* John C. Nagel is signing on behalf of Kenneth Griffin as attorney-in-fact pursuant to a power of attorney previously filed with the Securities and Exchange Commission on February 24, 2006, and hereby incorporated by reference herein.  The power of attorney was filed as an attachment to a filing by Citadel Limited Partnership on Schedule 13G for Morgans Hotel Group Co.